Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Airspan Networks, Inc. (the “Company”) for the period ending October 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”),

I, Peter Aronstam, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2004

By:	/s/ PETER ARONSTAM
Peter Aronstam
Senior Vice President and Chief Financial Officer

A signed original of this statement required by Section 906 has been provided to Airspan Networks, Inc. and will be retained by Airspan Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.